Exhibit 10.22
June 5, 2008
Campbell & Company, Inc.
Court Tower Building
210 West Pennsylvania Avenue
Suite 770
Towson, MD 21204
Attn: Ms. Terry Becks

Re:	Management Agreement Renewals
Dear Ms. Becks:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2009 and all other provisions of the Management Agreements will remain unchanged.
•	Smith Barney Potomac Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P. II

•	Smith Barney Global Diversified Futures Fund L.P.

•	Salomon Smith Barney Diversified 2000 Futures Fund L.P.

•	CMF Campbell Master Fund L.P.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,
CITIGROUP MANAGED FUTURES LLC

By:	/s/ Jennifer Magro Jennifer Magro
Chief Financial Officer & Director
CAMPBELL & COMPANY, INC.

By:	/s/ Thomas P. Lloyd
Print Name:	Thomas P. Lloyd

JM/sr

June 5, 2008
Aspect Capital Management Ltd.
Nations House — 8th Floor
103 Wigmore Street
London W1U 1QS, U.K.
Attention: Mr. Anthony Todd

Re:	Management Agreement Renewals
Dear Mr. Todd:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2009 and all other provisions of the Management Agreements will remain unchanged.
•	Salomon Smith Barney Global Diversified Futures Fund L.P.

•	Salomon Smith Barney Diversified 2000 Futures Fund L.P.

•	Citigroup Diversified Futures Fund L.P.

•	Citigroup NA (Alera 100)

•	CMF Aspect Master Fund L.P.

•	CMF Institutional Futures Portfolio LP

•	Citigroup Global Futures Fund Ltd.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,
CITIGROUP MANAGED FUTURES LLC

By:	/s/ Jennifer Magro Jennifer Magro
Chief Financial Officer & Director

ASPECT CAPITAL MANAGEMENT LTD.

By: Print Name:	/s/ Simon Rocall Simon Rocall

JM/sr

June 05, 2008
Altis Partners (Jersey) Limited
AIB House
Greenville Street
St Heller, Jersey
Channel Islands JE 4 9WN
Attention: Mr. Stephen Hedgecock

Re:	Management Agreement Renewals
Dear Mr. Hedgecock:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2009 and all other provisions of the Management Agreements will remain unchanged.
•	CTA Capital LLC

•	Salomon Smith Barney Global Diversified Futures Fund L.P.

•	Citigroup Emerging CTA Portfolio L.P.

•	CMF Altis Partners Master Fund L.P.

•	CMF Institutional Futures Portfolio L.P.

•	Citigroup Global Futures Fund Ltd.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,
CITIGROUP MANAGED FUTURES LLC

By:	/s/ Jennifer Magro Jennifer Magro
Chief Financial Officer & Director

ALTIS PARTNERS (JERSEY) LIMITED

By:	/s/ Natasha Reeve-Watts
Print Name:	Natasha Reeve-Watts

JM/sr